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                                                                DAY RUNNER, INC.
                                                                   Exhibit 10.13

                              Schedule of Warrants
                              --------------------

                        No. of      Exercise        Date          Date of
Holder                  Shares        Price       of Issue      Expiration      Vesting Schedule
- ------                  ------        -----       --------      ----------      ----------------

Higgins, James          5,500(1)    $4.00         03/12/91      03/12/98        As to 83 shares on 02/01/95 and in
                                                                                13 equal monthly installments
                                                                                commencing 03/01/95 as to the
                                                                                remaining shares

Miller, Charles         8,000(2)    $4.00         03/12/91      03/12/98        As to 83 shares on 08/19/94 and in
                                                                                19 equal monthly installments
                                                                                commencing 09/01/94 as to the
                                                                                remaining shares

Rachlin, Alan          25,000       $4.00         03/12/91      03/12/98        60 equal monthly installments
                                                                                commencing 04/01/91

Rachlin, Alan          25,000(3)    $4.00         03/12/91      03/12/98        60 equal monthly installments
                                                                                commencing 04/01/91

Rachlin, Alan          50,000       $4.00         03/18/92      03/12/98        10,000 commencing 03/18/92; 40,000
                                                                                in 48 equal monthly installments
                                                                                commencing 04/01/92

Rachlin, Alan          25,000       $12.00        03/09/93      01/22/03        2,083 on 03/09/93; 22,917 in 11
                                                                                equal monthly installments
                                                                                commencing 03/20/93

Rachlin, Alan          25,000       $12.50        01/16/94      01/16/04        12 equal monthly installments
                                                                                commencing 02/14/94

Rachlin, Alan          25,000       $19.00        08/15/94      08/15/04        12 equal monthly installments
                                                                                commencing 08/29/94


Rachlin, Alan          25,000       $19.00        07/28/95      07/28/05        24 equal monthly installments
                                                                                commencing 08/28/95

Willat, Boyd           25,000       $4.00         03/12/91      03/12/98        60 equal monthly installments
                                                                                commencing 04/01/91


(1) The original warrant covered 25,000 shares and has been exercised with respect to 19,500 of such shares.
(2) The original warrant covered 25,000 shares and has been exercised with respect to 17,000 of such shares.
(3) The subject warrant was assigned to Mr. Rachlin by Jill Tate Higgins on March 12, 1991.

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